Exhibit 99.3

Presence CyberSource The Vision Takes Shape RISES CyberSource Company All-Hands Meeting June 18, 2007

Safe Harbor Growth & Scale 3 "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995 Statements in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements regarding the company's expectations, objectives, anticipations, plans, hopes, beliefs, intentions or strategies regarding the future. For example, statements of expected synergies, timing of closing, customer solutions, e-commerce growth, and industry leadership are all forward-looking statements. Risks, uncertainties and assumptions include the possibility that development of these products and services may not proceed as planned; that the merger does not close or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; or that prior to the closing of the proposed merger, the businesses of the companies suffer due to uncertainty; that the parties are unable to successfully execute their integration strategies or achieve planned synergies; other risks that are described from time to time in CyberSource's and Authorize.Net Holdings, Inc.'s Securities and Exchange Commission reports (including, but not limited to, CyberSource's annual report on Form 10-K for the year ended December 31, 2006, and Authorize.Net's Form 10-K for the year ended December 31, 2006, and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, CyberSource's or Authorize.Net's results could differ materially from CyberSource's or Authorize.Net's expectations in these statements. Neither CyberSource nor Authorize.Net assume any obligation and they do not intend to update these forward-looking statements.

Presence CyberSource RISES The Vision Takes Shape

The Deal Growth & Scale 7 CyberSource Acquisition Value: approx $565M Ownership: 53/47 McKiernan: Chairman & CEO Cruickshank: President & COO CyberSource Banks: President Authorize.Net Close Sep/Oct

Strategic Fit 9 A Perfect, Friction-Free Payment Transaction. Worldwide. Own Payment Management

Company Fit 11 Two Leaders. Common Direction. Complementary Businesses. Two Strong: Brands Platforms Teams Authorize.Net IP Payment Gateway CyberSource ePayment Management MEB SMB

eCommerce Payment Management Depth Mid-Sized to Enterprise Sales Expertise 13

SMB IP Payment Depth Web MOTO POS Mobile Extensive Channel Network & Systems 2,500 Resellers : 175,000 Merchants 15

Result 17 Top-Bottom Coverage Extensive Distribution Network ~200,000 Merchants 1.1B Txns / $65B Processed 2006 Critical Mass

Operations MEB SMB

Opportunity 21 eCommerce Growth Small to Enterprise Domestic & Global Web-based Payments

Additional Information Growth & Scale 23 Additional Information and Where to Find It CyberSource and Authorize.Net will file a joint proxy statement/prospectus with the SEC in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by CyberSource are available free of charge by contacting Investor Relations, CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043-1307, (650) 965-6000, and documents filed with the SEC by Authorize.Net are available free of charge by contacting Investor Relations, Authorize.Net Holdings, Inc., 293 Boston Post Road, West #220, Marlborough, MA 01752, (866) 916-7380. Participants in Solicitation CyberSource and Authorize.Net, and their respective directors, executive officers and other possible employees and advisors, may be deemed to be participants in the solicitation of proxies from the stockholders of CyberSource and Authorize.Net in connection with the merger and related items. Information regarding the directors and executive officers of CyberSource and their ownership of CyberSource shares is set forth in the proxy statement for CyberSource's 2007 annual meeting of stockholders, which was filed with the SEC on April 9, 2007. Information regarding the directors and executive officers of Authorize.Net and their ownership of Authorize.Net stock is set forth in the proxy statement for Authorize.Net's 2007 annual meeting of stockholders, which was filed with the SEC on April 30, 2007. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement/prospectus when it becomes available.